UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		March 13, 2018

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9172	34-1505819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, SUITE 220, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 229-5151
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 13, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of NACCO Industries, Inc. (“NACCO”) approved the participation of the following named executive officers in the NACCO Industries, Inc. Executive Long-Term Incentive Compensation Plan (Amended and Restated Effective March 1, 2017), referred to as the NACCO Long-Term Equity Plan, and the NACCO Industries, Inc. Annual Incentive Compensation Plan (Effective September 28, 2012), referred to as the NACCO Short-Term Plan, with the following target award values for the performance period of January 1, 2018 through December 31, 2018:

Named Executive Officer        Short-Term Plan Target        Long-Term Equity Plan Target(1)
J.C. Butler, Jr.            90% of salary midpoint        195.50% of salary midpoint
Elizabeth I. Loveman        35% of salary midpoint        40.25% of salary midpoint
Carroll L. Dewing        45% of salary midpoint        57.50% of salary midpoint
John D. Neumann        45% of salary midpoint        57.50% of salary midpoint
Harry B. Tipton, III        40% of salary midpoint        51.75% of salary midpoint

The Committee approved the performance criteria and weightings shown in the tables below for determining final incentive compensation payments for the named executive officers under the NACCO Short-Term Plan (payout in cash from 0% to 150%) and NACCO Long-Term Equity Plan (payout in a combination of cash and stock from 0% to 200%) for the performance period. Calculation of the final incentive compensation payments under the plans is subject to adjustment for certain items, and subject to the Committee’s ability to exercise discretion to increase, decrease or modify awards, as previously disclosed.

2018 Performance Criteria for NACCO Short-Term Plan:

NACCO and The North American Coal Corporation (“NACoal”)	Weight
NACCO Consolidated Operating Profit vs. Annual Operating Plan	50%
Mississippi Lignite Mining Company (“MLMC”) return on total capital employed (“ROTCE”) vs. Annual Operating Plan	10%
Centennial Natural Resources, LLC (“Centennial”) Pre-Tax Cash Flows vs. Annual Operating Plan	5%
Project Focus List vs. Target	35%
100%

The NACCO Consolidated Operating Profit measure excludes MLMC and Centennial results because those are separate factors under the NACCO Short-Term Plan.

2018 Performance Metrics for NACCO Long-Term Equity Plan:

NACCO and NACoal	Weight
NACCO Consolidated ROTCE vs. Annual Operating Plan	70%
Special Project Award vs. Target	30%
100%

(1)
The amounts shown include a 15% increase from the Hay-recommended long-term plan target awards that the Compensation Committee applies each year to account for the immediately taxable nature of the NACCO Long-Term Equity Plan awards.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 19, 2018		NACCO INDUSTRIES, INC.

		By:	/s/ Sarah E. Fry
		Name:	Sarah E. Fry
		Title:	Associate General Counsel and Assistant Secretary